                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                JANUARY 24, 1997
                Date of Report (Date of earliest event reported)


                    SOURCE ONE MORTGAGE SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)



      DELAWARE                          1-12898                38-2011419
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)           Identification No.)


             27555 FARMINGTON ROAD, FARMINGTON HILLS, MI 48334-3357
                    (Address of principal executive offices)


                                 (810) 488-7000
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 24, 1997, Source One Mortgage Services Corporation (the "Company"), upon recommendation of the Audit Committee of the Board of Directors of its parent, Fund American Enterprises Holding, Inc., appointed KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1997 to replace Ernst & Young LLP ("Ernst & Young") effective upon the issuance of their reports on the consolidated financial statements of the Company for the year ended December 31, 1996. It is expected that Ernst & Young will issue their report on the consolidated financial statements of the Company and its subsidiaries for the year ended December 31, 1996 prior to March 31, 1997.

In connection with the audits of the two years ended December 31, 1995, and the subsequent interim period through January 24, 1997, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of Ernst & Young on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 1995 and 1994, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph in 1995 regarding a change in the method of accounting for originated mortgage servicing rights, and in 1994 regarding a change in the methodology used to measure impairment of purchased mortgage servicing rights.

The Company has requested Ernst & Young to furnish a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 24, 1997 is filed as Exhibit 16(a) to this Form 8-K.




ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

    (c)        Exhibits.  The following exhibits are filed herewith:



    Exhibit No.                               Description
    -----------                               -----------
    16(a)                                     Letter from Ernst & Young LLP
                                              Re Change in Certifying Accountant

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  SOURCE ONE MORTGAGE SERVICES CORPORATION



Dated: January 31, 1997           By: /s/ Michael C. Allemang
                                      --------------------------------------
                                       Michael C. Allemang
                                       Executive Vice President and
                                       Chief Financial Officer

                                 EXHIBIT INDEX


    EXHIBIT NO.                     DESCRIPTION
    ----------                      -----------

    16(a)                           Letter from Ernst & Young LLP Re Change in
                                    Certifying Accountant